UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2016

AQUARIUS CANNABIS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-200932	47-1273086
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Metro Office Park

7 Calle 1, Ste 204

Guaynabo, Puerto Rico

 (Address of Principal Executive Office) (Zip Code)

(888) 317-0460

(Registrant’s telephone number, including area code)

515 South Flower Street, 36th Floor

Los Angeles, CA 90071

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 23, 2016, Donald V. Grede and Ernest Rudyak notified Aquarius Cannabis, Inc. (the “Company”) that they would resign from their positions as members of the board of directors of the Company (the “Board”), effective immediately.  Mr. Grede and Mr. Rudyak’s resignations were not as a result of any disagreements relating to the Company’s operations, policies or practices.

Item 9.01	Financial Statements and Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AQUARIUS CANNABIS, INC.

Date: May 24, 2016	By:	/s/ Michael Davis Lawyer
Name: Michael Davis Lawyer
Title: Chief Executive Officer